Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Abitibibowater Inc., et al.,	Chapter 11

Case No. 09-11296

Debtor:

Monthly Operating Report

For the Period September 1st, 2010 to September 30th, 2010

REQUIRED DOCUMENTS	Form No.

Debtors Consolidating Schedule of Receipts and Disbursements	MOR-1

Debtors Consolidating Schedule of Operating Receipts and Disbursements	MOR-1a

Schedule of Cash Disbursements by Debtor Entity	MOR-2

Schedule of Debtors Bank Account Balances	MOR-3

Schedule of Professional Fees Paid	MOR-4

Declaration Regarding the Reconciliation of the Debtors Bank Accounts	MOR-5

Debtors Consolidating Balance Sheet	MOR-6

Debtors Consolidating Statement of Operations	MOR-7

Declaration Regarding the Status of Post-Petition Taxes of the Debtors	MOR-8

Combined Listing of Post-Petition Aged Accounts Payable	MOR-9

Combined Listing of Aged Accounts Receivable	MOR-10

Summary of Debtors Post-Petition Inter-Company Receivables and Payables	MOR-11

Debtors Questionnaire	MOR-12

Supplement to Debtors Questionnaire	MOR-12a

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ William G. Harvey	October 29th, 2010
Signature of Authorized Individual*	Date

William G. Harvey	Executive Vice President & Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized Individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re: Abitibibowater Inc., et al.,

NOTES TO THE MONTHLY OPERATING REPORT

1.	Background and Basis of Presentation: On April 16, 2009 and December 21, 2009, Abitibibowater, Inc. (“ABI” or the “Company”) and certain of its U.S. and Canadian subsidiaries (collectively, the “Debtor Entities”) filed voluntary petitions in the United States Bankruptcy Court for the District of Delaware (the “U.S. Court”) seeking relief under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”). On April 17, 2009, certain of the Company’s Canadian subsidiaries also filed to reorganize (the “Canadian Petition”) under the Companies’ Creditors Arrangement Act (“CCAA”) in the Superior Court of Justice in Canada, Province of Quebec, District of Montreal (the “Canadian Court”). Certain U.S. and Canadian legal entities, as well as some operations, (“Non-Debtor Affiliates”) were not included in the Chapter 11 filings and will continue to operate outside of the Chapter 11 process.

The unaudited financial statements included herein include the accounts and results of operations of the U.S. filed debtors. The information contained in this Monthly Operating Report (“MOR”) is provided to fulfill the reporting requirements set forth by the Office of the United States Trustee. All information contained herein is unaudited and subject to future adjustment.

In accordance with U.S. generally accepted accounting principles (GAAP), the Company has applied American Institute of Certified Public Accountant’s Statement of Position (“SOP”) 90-7, “Financial Reporting by Entities in Reorganization under the Bankruptcy Code” (“SOP 90-7”), in preparing the financial statements. SOP 90-7 requires that the financial statements, for periods subsequent to the Chapter 11 filing, distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of the business. Accordingly, certain revenues, expenses (including professional fees), realized gains and losses and provisions for losses that are realized or incurred in the bankruptcy proceedings, are recorded in reorganization items on the accompanying unaudited statements of operations. In addition, pre-petition obligations that may be impacted by the bankruptcy reorganization process have been classified on the unaudited balance sheet at September 30th, 2010 as Liabilities Subject to Compromise.

These financial statements are not intended to be prepared in conformity with U.S. GAAP, because they do not include all of the information and footnote disclosures required by U.S. GAAP for complete financial statements. The information contained in this MOR: (a) has not been audited or reviewed by independent registered public accountants, (b) is limited to the time period indicated, and (c) is not intended to reconcile to the consolidated financial statements filed by the Company in its Annual Report on Form 1O-K for the Year ended December 31, 2009 (“2009 Form 1O-K”) filed with the Securities and Exchange Commission (“SEC”) on March 31st, 2010, or with consolidated financial statements in subsequently filed Quarterly Reports on Form 10-Q.

Preparation of the MOR requires management to make estimates and assumptions about future events that affect the reported amounts of assets, liabilities, revenues and expenses and disclosure of contingent assets and liabilities. The Company cannot determine future events and their effects with certainty, particularly while the Chapter 11 cases are proceeding. Therefore, the determination of estimates requires the exercise of judgment based on various assumptions, and other factors such as historical experience, current and expected economic conditions, and in some cases, actuarial calculations. The Company constantly reviews these significant factors and makes adjustments when appropriate.

The statement of operations and cash flows presented in the MOR for any interim period are not necessarily indicative of the results that may be expected for a full quarter, full year, or any future interim period. While every effort has been made to assure the accuracy and completeness of this MOR, errors or omissions may have inadvertently occurred and the Company reserves the right to amend the MOR as necessary. In particular, the Company is in the process of reconciling its pre-petition and post-petition liabilities, as well as its liabilities subject to compromise and not subject to compromise, and such amounts are subject to reclassification and/or adjustment in the future.

For the reasons discussed above, the Company cautions readers not to place undue reliance upon information contained in the MOR. For further information, refer to the Company’s consolidated financial statements and footnotes included in its 2009 Form 10-K filed with the SEC on March 31st, 2010 and other filings with the SEC.

2.	DIP Credit Facility: In connection with the commencement of the Chapter 11 proceedings, on April 16, 2009 the Company and certain of its affiliates filed a motion with the U.S. Court seeking approval to enter into a post petition credit agreement (the “DIP Credit Agreement”). On April 17, 2009, the U.S. Court granted interim approval of the DIP Credit Agreement. Final approval of the DIP Credit Agreement was granted by the U.S. Court on June 4, 2009.

The DIP Credit Agreement, as amended, provided for a term loan in the aggregate principal amount of up to USD $360,000,000, consisting of USD $166,000,000 for term loan borrowings of the US Borrowers, and a USD $40,000,000 term loan for borrowings of Bowater Canada ( the “Initial Loan”), plus subject to further approval from the Bankruptcy Court only after notice and a further hearing, an incremental USD $154,000,000 which may be advanced after the date of this order (the Incremental Facility). On July 21st, 2010, the Company repaid $166,000,000 of the DIP financing. In addition, the Company has also recently received approval for an extension of the remaining DIP facility’s maturity date from October 21, 2010 to December 31, 2010, as well as improved pricing terms.

3.

MOR-1 and MOR-1a: The detail presented in MOR-1 represents the total receipts and disbursements, taken directly from the debtors’ bank statements, for the period from September 1st, 2010 through September 30th, 2010. The beginning and ending balances are also reported directly from the bank statements. Due to the nature of the debtor’s cash management system, the actual operating receipts and disbursements are captured within the numbers presented. MOR-1a breaks out the operating receipts and disbursements. Major categories of disbursements have been listed. The Company continues to refine the process by which items in the “Other” category are identified. These refinements may appear in subsequent month MORs.

4.	Significant Accounting Policies: The significant accounting policies are consistent with those listed in the Company’s 2009 Form 10-K filed with the SEC on March 31st, 2010.

5.

Liabilities Subject to Compromise: SOP 90-7 requires prepetition liabilities that are subject to compromise to be reported at the amounts expected to be allowed, even if they may be settled for lesser amounts. The amounts currently classified as Liabilities Subject to Compromise may be subject to future adjustments, depending on court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims, or other events. Certain accounts included in the Liabilities Subject to Compromise may be entitled to administrative expense priority under section 503(b)(9) of the Bankruptcy Code. As of September 30th, 2010, the components of Liabilities Subject to Compromise consisted of:

Unsecured Debt	$3,040,056,837

Accounts Payable	88,311,345

OPEB & Pension	708,585,024
Liabilities Subject to Compromise	$3,836,953,206

Under the Bankruptcy Code, the Debtors generally must assume or reject pre-petition executory contracts, including but not limited to real property leases, subject to the approval of the Bankruptcy Courts and certain other conditions. In this context, “assumption” means that the company agrees to perform its obligations and cure all existing defaults under the contract or lease, and “rejection” means that it is relieved from its obligations to perform further under the contract or lease, but is subject to a pre-petition claim for damages for the breach thereof subject to certain limitations. Any damages resulting from rejection of executory contracts that are permitted to be recovered under the Bankruptcy Code will be treated as Liabilities Subject to Compromise unless such claims were secured prior to the Petition Date.

Since the Petition Date, the Company has received Court approval to reject a number of leases and other executory contracts of various types. The Company is reviewing all of its executory contracts and unexpired leases to determine which additional contracts and leases it will reject. The Company expects that additional Liabilities Subject to Compromise will arise due to rejection of executory contracts, including leases, and from the determination of the U.S. Court (or agreement by parties in interest) of allowed claims for contingencies and other disputed amounts. The Company also expects that the assumption of additional executory contracts and unexpired leases will convert certain of the liabilities shown on the accompanying financial statements as subject to compromise to post-petition liabilities. Due to the uncertain nature of many of the potential claims, the Company cannot project the magnitude of such claims with any degree of certainty.

In re: Abitibibowater Inc., et al.,	Chapter 11

Case No. 09-11296
Debtor

MOR-1

Debtors Consolidating Schedule of Receipts and Disbursements (1)

For the period of September 1, 2010 through September 30, 2010

(Dollars in Thousands)

	All Debtor’s Grand Totals	Abitibi Bowater Inc. 09-11296	Abitibi Bowater US Holding LLC 09-11297	Donohue Corp. 09-11298	Abitibi Consolidated Sales Corporation (ACSC) 09-11299	Abitibi- Consolidated Alabama Corporation 09-11300	Alabama River Newsprint Company (ARNC) 09-11301	Abitibi- Consolidated Corporation 09-11302	Augusta Woodlands, LLC 09-11303	Tenex Data Inc. 09-11304	Abitibi- Consolidated Finance LP 09-11305
		No Accounts	No Accounts			No Accounts				No Accounts
Beginning Cash Balance	$366,167	$—	$—	$701	$8,030	$—	$1,857	$2,944	$273	$—	$51
Total Cash Receipts	$868,659	$—	$—	$—	$163,671	$—	$62	$14,895	$—	$—	$—
Total Cash Disbursements	$(851,641)	$—	$—	$—	$(161,470)	$—	$(50)	$(14,243)	$—	$—	$—

Ending Cash Balance	$383,186	$—	$—	$701	$10,230	$—	$1,869	$3,595	$273	$—	$51

	Bowater Newsprint South LLC 09-11306	Bowater Newsprint South Operations LLC 09-11307	Bowater Finance II, LLC 09-11308	Bowater Alabama LLC 09-11309	Coosa Pines Golf Club, LLC 09-11310	Bowater Incorporated 09-11311	Catawba Property Holdings LLC 09-11312	Bowater Finance Company Inc. 09-11314	Bowater South American Holdings, Inc. 09-11315	Bowater America Inc. (BAI) 09-11316	Lake Superior Forest Products Inc. 09-11317
			No Accounts		No Accounts		No Accounts		No Accounts	No Accounts
Beginning Cash Balance	$1	$20	$—	$1,766	$—	$328,157	$—	$3	$—	$—	$105
Total Cash Receipts	$—	$2	$—	$1,234	$—	$528,553	$—	$—	$—	$—	$55
Total Cash Disbursements	$—	$(0)	$—	$—	$—	$(513,467)	$—	$—	$—	$—	$(0)

Ending Cash Balance	$1	$22	$—	$3,000	$—	$343,243	$—	$3	$—	$—	$159

In re: Abitibibowater Inc., et al.,	Chapter 11

Case No. 09-11296
Debtor

MOR-1 (Continued)

Debtors Consolidating Schedule of Receipts and Disbursements (1)

For the period of September 1, 2010 through September 30, 2010

(Dollars in Thousands)

	Bowater Canada Finance Corporation 09-11319	Bowater Canadian Holdings Incorporated 09-11320	Abitibi Bowater Canada Inc. 09-11321	Bowater Canadian Forest Products Inc. 09-11322	Bowater Maritimes Inc. 09-11324	Bowater LaHave Corporation 09-11325	Bowater Canadian Limited 09-11326	Bowater Nuway Inc. 09-11328	Bowater Nuway Mid- States Inc. 09-11329	Bowater Ventures Inc. 09-11330	Abitibi Bowater US Holding 1 Corp 09-11331	ABH LLC 1 09-14485	ABH Holding Company LLC 09-14487
									No Accounts			No Accounts	No Accounts
Beginning Cash Balance	$4	$903	$2	$20,464	$118	$39	$726	$2	$—	$1	$1	$—	$—
Total Cash Receipts	$—	$—	$—	$160,188	$—	$—	$—	$—	$—	$—	$—	$—	$—
Total Cash Disbursements	$(1)	$—	$(0)	$(162,371)	$(64)	$(0)	$26	$(0)	$—	$(0)	$(0)	$—	$—

Ending Cash Balance	$3	$903	$1	$18,281	$54	$38	$751	$2	$—	$1	$1	$—	$—

Notes:

(1)	The debtors accounting systems are designed to provide operating reports in accordance with GAAP. The accounting systems are not designed to produce reports that are consistent with the requirements of the U.S. Trustee. As a result, the information presented in this cash flow was prepared using bank account statements as supplied to the debtors from the banks and therefore the ending cash balance on MOR-1 may not agree with the ending cash balance on MOR-6. The numbers presented in the cash flow are subject to change as additional information is made available. The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. All information contained herein is unaudited and subject to future adjustments.
(2)	Receipts and disbursements include all cash transactions from bank statements including all activity within the accounts of a Debtor, and activity to and from affiliated Debtors.
(3)	All amounts are stated in U.S. Dollars. Accounts normally stated in Canadian Dollars, British Pounds, or Euros have been converted to USD at the end of month foreign exchange rates.

In re: Abitibibowater Inc., et al.,	Chapter 11
Case No. 09-11296
Debtor:

MOR-1a

Debtors Consolidated Schedule of Receipts and Disbursements (1)

For the period of September 1, 2010 through September 30, 2010

(Dollars in Thousands)

	All Debtor’s Grand Totals	AbitibiBowater Inc. 09-11296	AbitibiBowater US Holding LLC 09-11297	Donohue Corp. 09-11298	Abitibi Consolidated Sales Corporation (ACSC) 09-11299	Abitibi- Consolidated Alabama Corporation 09-11300	Alabama River Newsprint Company (ARNC) 09-11301	Abitibi- Consolidated Corporation 09-11302	Augusta Woodlands, LLC 09-11303	Tenex Data Inc. 09-11304	Abitibi- Consolidated Finance LP 09-11305	Bowater Newsprint South LLC 09-11306
Total Cash Receipts	$349,745	$—	$—	$—	$98,953	$—	$62	$7,216	$—	$—	$—	$—

Disbursements:
Payroll & Payroll Taxes	$38,309	$—	$—	$—	$—	$—	$47	$1,096	$—	$—	$—	$—
Non-Payroll Labor	$7,304	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Raw Materials	$69,164	$—	$—	$—	$1,881	$—	$—	$7,522	$—	$—	$—	$—
Utilities (6)	$20,645	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Freight	$16,876	$—	$—	$—	$1,821	$—	$—	$—	$—	$—	$—	$4
SG&A	$18,627	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Supplies	$16,136	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Rent	$48	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Customer Rebates	$4,587	$—	$—	$—	$1,001	$—	$—	$—	$—	$—	$—	$—
Interest	$11,421	$—	$—	$—	$3,864	$—	$—	$—	$—	$—	$—	$—
Security Deposits	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Taxes	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Other	$9,940	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Total Cash Disbursements	$213,058	$—	$—	$—	$8,567	$—	$47	$8,618	$—	$—	$—	$4

Notes:

(1)	MOR 1-a is intended to represent the operating cash flow of each debtor, including operating cash activity of each debtor as well as payments made on behalf of a debtor by an affiliated entity.
(2)	MOR 1-a excludes $ 1.2 billion of intercompany cash settlements, and $21.5 million of currency exchange transactions.
(3)	The debtors accounting systems are designed to provide operating reports in accordance with GAAP. The accounting systems are not designed to produce reports that are consistent with the requirements of the U.S. Trustee. As a result, the information presented in this cash flow was prepared using bank account statements as supplied to the debtors from the banks. The numbers presented in the cash flow are subject to change as additional information is made available. The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. All information contained herein is unaudited and subject to future adjustments.
(4)	All amounts are stated in U.S. Dollars. Accounts normally stated in Canadian Dollars, British Pounds, or Euros have been converted to USD at end of month foreign exchange rates.
(5)	The amounts listed in Other are in the process of still being identified so in the future they can be accurately shown in one of the existing disbursement categories.

In re: Abitibibowater Inc., et al.,	Chapter 11
Case No. 09-11296
Debtor:

MOR-1a (continued)

Debtors Consolidated Schedule of Receipts and Disbursements (1)

For the period of September 1, 2010 through September 30, 2010

(Dollars in Thousands)

	Bowater Newsprint South Operations LLC 09-11307	Bowater Finance II, LLC 09-11308	Bowater Alabama LLC (6) 09-11309	Coosa Pines Golf Club, LLC 09-11310	Bowater Incorporated 09-11311	Catawba Property Holdings LLC 09-11312	Bowater Finance Company Inc. 09-11314	Bowater South American Holdings, Inc. 09-11315	Bowater America Inc. (BAI) 09-11316	Lake Superior Forest Products Inc. 09-11317	Bowater Canada Finance Corporation 09-11319	Bowater Canadian Holdings Incorporated 09-11320
Total Cash Receipts	$2	$—	$1,234	$—	$210,782	$—	$—	$—	$—	$55	$—	$—

Disbursements:
Payroll & Payroll Taxes	$1,168	$—	$2,889	$—	$20,233	$—	$—	$—	$1,318	$—	$—	$—
Non-Payroll Labor	$1,208	$—	$1,880	$—	$3,206	$—	$—	$—	$—	$—	$—	$—
Raw Materials	$543	$—	$5,767	$—	$33,737	$—	$—	$—	$—	$—	$—	$—
Utilities (6)	$114	$—	$2,994	$—	$13,857	$—	$—	$—	$—	$—	$—	$—
Freight	$885	$—	$1,377	$—	$6,595	$—	$—	$—	$27	$—	$—	$—
SG&A	$70	$—	$399	$—	$16,051	$—	$—	$—	$—	$—	$—	$—
Supplies	$1,122	$—	$3,075	$—	$9,121	$—	$—	$—	$—	$—	$—	$—
Rent	$—	$—	$47	$—	$1	$—	$—	$—	$—	$—	$—	$—
Customer Rebates	$—	$—	$—	$—	$2,543	$—	$—	$—	$17	$—	$—	$—
Interest	$—	$—	$—	$—	$2,510	$—	$—	$—	$—	$—	$—	$—
Security Deposits	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Taxes	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Other	$2	$—	$23	$—	$1,262	$—	$—	$—	$—	$—	$—	$—

Total Cash Disbursements	$5,112	$—	$18,451	$—	$109,115	$—	$—	$—	$1,362	$—	$—	$—

Notes:

(1)	MOR 1-a is intended to represent the operating cash flow of each debtor, including operating cash activity of each debtor as well as payments made on behalf of a debtor by an affiliated entity.
(2)	MOR 1-a excludes $ 1.2 billion of intercompany cash settlements, and $21.5 million of currency exchange transactions.
(3)	The debtors accounting systems are designed to provide operating reports in accordance with GAAP. The accounting systems are not designed to produce reports that are consistent with the requirements of the U.S. Trustee. As a result, the information presented in this cash flow was prepared using bank account statements as supplied to the debtors from the banks. The numbers presented in the cash flow are subject to change as additional information is made available. The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. All information contained herein is unaudited and subject to future adjustments.
(4)	All amounts are stated in U.S. Dollars. Accounts normally stated in Canadian Dollars, British Pounds, or Euros have been converted to USD at end of month foreign exchange rates.
(5)	The amounts listed in Other are in the process of still being identified so in the future they can be accurately shown in one of the existing disbursement categories.

In re: Abitibibowater Inc., et al.,	Chapter 11
Case No. 09-11296
Debtor:

MOR-1a (continued)

Debtors Consolidated Schedule of Receipts and Disbursements (1)

For the period of September 1, 2010 through September 30, 2010

(Dollars in Thousands)

	AbitibiBowater Canada Inc. 09-11321	Bowater Canadian Forest Products Inc. 09-11322	Bowater Maritimes Inc. 09-11324	Bowater LaHave Corporation 09-11325	Bowater Canadian Limited 09-11326	Bowater Nuway Inc. 09-11328	Bowater Nuway Mid-States Inc. 09-11329	Bowater Ventures Inc. 09-11330	AbitibiBowater US Holding 1 Corp 09-11331	ABH LLC 1 09-14485	ABH Holding Company LLC 09-14487
Total Cash Receipts	$—	$31,442	$—	$—	$—	$—	$—	$—	$—	$—	$—

Disbursements:
Payroll & Payroll Taxes	$—	$11,555	$—	$—	$—	$—	$3	$—	$—	$—	$—
Non-Payroll Labor	$—	$1,010	$—	$—	$—	$—	$—	$—	$—	$—	$—
Raw Materials	$—	$19,713	$—	$—	$—	$—	$—	$—	$—	$—	$—
Utilities (6)	$—	$3,654	$—	$—	$—	$—	$27	$—	$—	$—	$—
Freight	$—	$6,168	$—	$—	$—	$—	$—	$—	$—	$—	$—
SG&A	$—	$2,107	$—	$—	$—	$—	$1	$—	$—	$—	$—
Supplies	$—	$2,818	$—	$—	$—	$—	$—	$—	$—	$—	$—
Rent	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Customer Rebates	$—	$1,026	$—	$—	$—	$—	$—	$—	$—	$—	$—
Interest	$—	$5,048	$—	$—	$—	$—	$—	$—	$—	$—	$—
Security Deposits	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Taxes	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Other	$—	$8,653	$—	$—	$—	$—	$—	$—	$—	$—	$—

Total Cash Disbursements	$—	$61,752	$—	$—	$—	$—	$31	$—	$—	$—	$—

Notes:

(1)	MOR 1-a is intended to represent the operating cash flow of each debtor, including operating cash activity of each debtor as well as payments made on behalf of a debtor by an affiliated entity.
(2)	MOR 1-a excludes $ 1.2 billion of intercompany cash settlements, and $21.5 million of currency exchange transactions.
(3)	The debtors accounting systems are designed to provide operating reports in accordance with GAAP. The accounting systems are not designed to produce reports that are consistent with the requirements of the U.S. Trustee. As a result, the information presented in this cash flow was prepared using bank account statements as supplied to the debtors from the banks. The numbers presented in the cash flow are subject to change as additional information is made available. The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. All information contained herein is unaudited and subject to future adjustments.
(4)	All amounts are stated in U.S. Dollars. Accounts normally stated in Canadian Dollars, British Pounds, or Euros have been converted to USD at end of month foreign exchange rates.
(5)	The amounts listed in Other are in the process of still being identified so in the future they can be accurately shown in one of the existing disbursement categories.

In re: Abitibibowater Inc., et al.,	Chapter 11

Case No. 09-11296
Debtor

MOR-2

Schedule of Cash Disbursements by Debtor Entity

(Dollars in Thousands)

Debtor Entity	Notes	Bankruptcy Case Number	Disbursements for the Period September 1, 2010 to September 30, 2010 (1)
AbitibiBowater Inc.	(2)	09-11296	$—
AbitibiBowater US Holding LLC	(2)	09-11297	$—
Donohue Corp.	(2)	09-11298	$—
Abitibi Consolidated Sales Corporation (ACSC)		09-11299	$8,567
Abitibi-Consolidated Alabama Corporation	(2)	09-11300	$—
Alabama River Newsprint Company (ARNC)		09-11301	$47
Abitibi-Consolidated Corporation		09-11302	$8,618
Augusta Woodlands, LLC	(2)	09-11303	$—
Tenex Data Inc.	(2)	09-11304	$—
Abitibi-Consolidated Finance LP	(2)	09-11305	$—
Bowater Newsprint South LLC		09-11306	$4
Bowater Newsprint South Operations LLC		09-11307	$5,112
Bowater Finance II, LLC	(2)	09-11308	$—
Bowater Alabama LLC		09-11309	$18,451
Coosa Pines Golf Club, LLC	(2)	09-11310	$—
Bowater Incorporated		09-11311	$109,115
Catawba Property Holdings LLC	(2)	09-11312	$—
Bowater Finance Company, Inc.	(2)	09-11314	$—
Bowater South American Holdings, Inc.	(2)	09-11315	$—
Bowater America Inc. (BAI)		09-11316	$1,362
Lake Superior Forest Products Inc.	(2)	09-11317	$—
Bowater Canada Finance Corporation	(2)	09-11319	$—
Bowater Canadian Holdings Incorporated	(2)	09-11320	$—
AbitibiBowater Canada Inc.	(2)	09-11321	$—
Bowater Canadian Forest Products Inc. (3)		09-11322	$61,752
Bowater Maritimes Inc. (3)	(2)	09-11324	$—
Bowater LaHave Corporation	(2)	09-11325	$—
Bowater Canadian Limited	(2)	09-11326	$—
Bowater Nuway Inc.	(2)	09-11328	$—
Bowater Nuway Mid-States Inc.		09-11329	$31
Bowater Ventures Inc.	(2)	09-11330	$—
AbitibiBowater US Holding 1 Corp	(2)	09-11331	$—
ABH LLC 1	(2)	09-14485	$—
ABH Holding Company LLC	(2)	09-14487	$—
	Total Disbursements		$213,058

Notes:

(1)	Disbursement amounts in the bank accounts include all payments issued during the period, excluding inter-company cash settlements and transfers between accounts of $ 1.2 billion, and $ 21.5 million in currency exchange. Any disbursements made in Canadian Dollars have been converted to USD at month-end exchange rates.
(2)	Indicates Debtor entities that have no disbursements or have disb. of $500 or less to report during the period.

re: Abitibibowater Inc.	Chapter 11
Case No. 09-11296
Debtor

MOR-3

Schedule of Debtors Bank Account Balances

(Currency in Thousands)

	Case #	Debtor Entity	Bank Name	Bank Account Ending In:	Curr	Bank Balance @ September 30, 2010
09	11298	Donohue Corp (DNC)	Bank of America	6296	USD	$701
09	11299	Abitibi Cons Sales Corp (ACSC)	Bank of America	1568	USD	$9,555
09	11299	Abitibi Cons Sales Corp (ACSC)	Bank of America	1576	USD	$307
09	11299	Abitibi Cons Sales Corp (ACSC)	Bank of America	6171	USD	$37
09	11299	Abitibi Cons Sales Corp (ACSC)	Bank of America	2316	USD	$184
09	11299	Abitibi Cons Sales Corp (ACSC)	Bank of America	2696	USD	$148
09	11301	Alabama River Newsprint Company	Regions	8852	USD	$138
09	11301	Alabama River Newsprint Company	Regions	8852-I	USD	$1,731
09	11301	Alabama River Newsprint Company	Regions	6609	USD	$—
09	11301	Alabama River Newsprint Company	Regions	2789	USD	$—
09	11301	Alabama River Newsprint Company	Regions	5391	USD	$—
09	11302	Abitibi-Consolidated Corporation	Bank of America	6482	USD	$1,655
09	11302	Abitibi-Consolidated Corporation	Bank of America	9128	USD	$621
09	11302	Abitibi-Consolidated Corporation	Bank of America	2704	USD	$—
09	11302	Abitibi-Consolidated Corporation	Bank of America	8511	USD	$114
09	11302	Abitibi-Consolidated Corporation	Bank of America	0430	USD	$1,161
09	11302	Abitibi-Consolidated Corporation	Bank of America	0429	USD	$23
09	11302	Abitibi-Consolidated Corporation	Bank of America	7832	USD	$—
09	11302	Abitibi-Consolidated Corporation	Bank of America	9656	USD	$—
09	11302	Abitibi-Consolidated Corporation	Bank of America	2388	USD	$22
09	11303	Augusta Woodlands LLC	Wachovia	7669	USD	$—
09	11303	Augusta Woodlands LLC	Bank of America	3020	USD	$273
09	11305	Abitibi-Consolidated Finance LP	CIBC	4615	USD	$51
09	11306	Bowater Newsprint South LLC	Wachovia	7229	USD	$1
09	11307	Bowater Newsprint South Ops (BNSO)	Regions Bank	9429	USD	$22
09	11309	Bowater Alabama (BALI)	Coosa Pines Federal Credit Union	2022	USD	$3,000
09	11311	Bowater Incorporated (BI)	Wachovia	9066	USD	$36,260
09	11311	Bowater Incorporated (BI)	Wachovia	3394	USD	$—
09	11311	Bowater Incorporated (BI)	Wachovia	7224	USD	$2
09	11311	Bowater Incorporated (BI)	Wachovia London	8026	USD	$0
09	11311	Bowater Incorporated (BI)	Wachovia London	8036	GBP	$5,361
09	11311	Bowater Incorporated (BI)	Wachovia London	8166	EUR	$3,226
09	11311	Bowater Incorporated (BI)	Bank of America	2618	USD	$2,118
09	11311	Bowater Incorporated (BI)	Bank of America	5097	USD	$—
09	11311	Bowater Incorporated (BI)	Wells Fargo	0687	USD	$279
09	11311	Bowater Incorporated (BI)	Wells Fargo	3255	USD	$—
09	11311	Bowater Incorporated (BI)	Wells Fargo	3274	USD	$—
09	11311	Bowater Incorporated (BI)	Wells Fargo	3289	USD	$—
09	11311	Bowater Incorporated (BI)	Wells Fargo	3293	USD	$—
09	11311	Bowater Incorporated (BI)	Bank of New York	3002	USD	$270,664
09	11311	Bowater Incorporated (BI)	Bank of New York	5679	USD	$—
09	11311	Bowater Incorporated (BI)	Bank of New York	5229	USD	$—
09	11311	Bowater Incorporated (BI)	Bank of New York	6153	USD	$1,640
09	11311	Bowater Incorporated (BI)	Regions Bank	3536	USD	$—
09	11311	Bowater Incorporated (BI)	BB&T	1324	USD	$255
09	11311	Bowater Incorporated (BI)	BB&T	6446	USD	$1,718
09	11311	Bowater Incorporated (BI)	SunTrust	1261	USD	$46
09	11311	Bowater Incorporated (BI)	JPMorgan Chase	4478	USD	$2,437
09	11311	Bowater Incorporated (BI)	Arrowpoint Fed CU	2195	USD	$0
09	11311	Bowater Incorporated (BI)	Carolina First	2882	USD	$1
09	11311	Bowater Incorporated (BI)	Wachovia	9438	USD	$15,000

re: Abitibibowater Inc.	Chapter 11
Case No. 09-11296
Debtor

MOR 3 (continued)

Schedule of Debtors Bank Account Balances

(Currency in Thousands)

	Case #	Debtor Entity	Bank Name	Bank Account Ending In:	Curr	Bank Balance @ September 30, 2010
09	11314	Bowater Finance Company Inc.	Wachovia	7062	USD	$3
09	11317	Lake Superior Forest Products Inc.	Bank of America	1105	USD	$159
09	11319	Bowater Canada Finance Corporation	Wachovia	7892	USD	$2
09	11319	Bowater Canada Finance Corporation	Wachovia	9074	USD	$1
09	11319	Bowater Canada Finance Corporation	Wachovia	7143	USD	$1
09	11320	Bowater Canadian Holdings Incorporated	Wachovia	9382	USD	$892
09	11320	Bowater Canadian Holdings Incorporated	Toronto Dominion	5387	CAD	$12
09	11321	AbitibiBowater Canada Inc.	Wachovia	7711	USD	$1
09	11322	Bowater Canadian Forest Products (BCFPI)	Bank of Montreal	0135	USD	$2,537
09	11322	Bowater Canadian Forest Products (BCFPI)	Bank of Montreal	2181	CAD	$4,932
09	11322	Bowater Canadian Forest Products (BCFPI)	Bank of Montreal	0811	CAD	$14
09	11322	Bowater Canadian Forest Products (BCFPI)	Bank of Montreal	5945	CAD	$—
09	11322	Bowater Canadian Forest Products (BCFPI)	Bank of Montreal	8611	CAD	$—
09	11322	Bowater Canadian Forest Products (BCFPI)	Bank of Montreal	5990	USD	$100
09	11322	Bowater Canadian Forest Products (BCFPI)	Bank of Montreal	9511	CAD	$200
09	11322	Bowater Canadian Forest Products (BCFPI)	Bank of Montreal	7609	CAD	$1,420
09	11322	Bowater Canadian Forest Products (BCFPI)	Bank of Montreal	1445	USD	$442
09	11322	Bowater Canadian Forest Products (BCFPI)	Bank of Montreal	2392	USD	$87
09	11322	Bowater Canadian Forest Products (BCFPI)	Toronto Dominion	4845	USD	$1,330
09	11322	Bowater Canadian Forest Products (BCFPI)	Toronto Dominion	6782	CAD	$3,020
09	11322	Bowater Canadian Forest Products (BCFPI)	Toronto Dominion	9460	CAD	$—
09	11322	Bowater Canadian Forest Products (BCFPI)	Toronto Dominion	9428	CAD	$—
09	11322	Bowater Canadian Forest Products (BCFPI)	Toronto Dominion	9444	CAD	$—
09	11322	Bowater Canadian Forest Products (BCFPI)	Toronto Dominion	7762	CAD	$—
09	11322	Bowater Canadian Forest Products (BCFPI)	Toronto Dominion	8039	CAD	$—
09	11322	Bowater Canadian Forest Products (BCFPI)	Toronto Dominion	3089	CAD	$396
09	11322	Bowater Canadian Forest Products (BCFPI)	Toronto Dominion	7746	CAD	$—
09	11322	Bowater Canadian Forest Products (BCFPI)	Toronto Dominion	7754	CAD	$—
09	11322	Bowater Canadian Forest Products (BCFPI)	Bank of America	0351	USD	$580
09	11322	Bowater Canadian Forest Products (BCFPI)	Bank of America	3801	USD	$—
09	11322	Bowater Canadian Forest Products (BCFPI)	Bank of America	0364	USD	$107
09	11322	Bowater Canadian Forest Products (BCFPI)	Banque Nationale du Canada	0027	CAD	$1,008
09	11322	Bowater Canadian Forest Products (BCFPI)	Bank of Nova Scotia	5412	CAD	$1
09	11322	Bowater Canadian Forest Products (BCFPI)	Bank of Nova Scotia	4114	CAD	$240
09	11322	Bowater Canadian Forest Products (BCFPI)	Wachovia	9531	USD	$2
09	11322	Bowater Canadian Forest Products (BCFPI)	Wachovia London	8036	GBP	$1,034
09	11322	Bowater Canadian Forest Products (BCFPI)	Lloyds of London	2394	GBP	$341
09	11322	Bowater Canadian Forest Products (BCFPI)	Lloyds of London	9992	GBP	$15
09	11324	Bowater Maritime Inc (DAL)	Bank of Montreal	5982	USD	$0
09	11324	Bowater Maritime Inc (DAL)	Bank of Montreal	5889	CAD	$56
09	11324	Bowater Maritime Inc (DAL)	Bank of Montreal	8603	CAD	$—
09	11325	Bowater LaHave Corporation	Wachovia	6638	USD	$38
09	11326	Bowater Canadian Limited	CIBC	5917	CAD	$20
09	11326	Bowater Canadian Limited	CIBC	6918	CAD	$753
09	11328	Bowater Nuway Inc (BEN)	Wachovia	6806	USD	$2
09	11330	Bowater Ventures Inc	Wachovia	9612	USD	$0
09	11330	Bowater Ventures Inc	Wachovia	7148	USD	$1
09	11331	AbitibiBowater US Holding 1 Corp	Wachovia	9155	USD	$1

In re Abitibibowater Inc., et al.,	Chapter 11

Case No. 09-11296
Debtor

MOR-4

Schedule of Professional Fees and Expenses Paid (1)

For the Period September 1, 2010 to September 30, 2010

Professional Firm	Amount Paid This Period	Cumulative Amount Paid
Paul, Weiss, Rifkind, Wharton & Garrison LLP	$2,776,331	$12,022,270
Young Conaway Stargatt & Taylor, LLP	$368,826	$1,605,425
Deloitte Tax LLP	$511,027	$2,356,904
Ernst & Young LLP	$35,627	$1,097,277
Troutman Sanders LLP	$97,244	$1,668,350
PricewaterhouseCoopers LLP, U.S.	$—	$1,358,340
Huron Consulting LLC	$1,638,393	$7,041,348
Blackstone Advisory Services L.P.	$625,120	$5,432,164
Hogan Hartson LLP	$—	$69,220
		$—

Totals	$6,052,568	$32,651,298

Notes:

(1)	Professional fees include payments to professionals or consultants not in the ordinary course.

In re: Abitibibowater Inc., et al.,	Chapter 11

Case No. 09-11296
Debtor

MOR-5

Declaration Regarding the Reconciliation of the Debtors’ Bank Accounts

As of September 30th, 2010

William G. Harvey hereby declares under penalty of perjury:

1.	I am the Executive Vice President and Chief Financial Officer for Abitibibowater Inc, et al., the above-captioned debtors and debtors in possession (collectively, the “Debtors”). I am familiar with the Debtors’ day-to-day operations, business, affairs and books and records.

2.	I am authorized to submit this Declaration of behalf of the Debtors.

3.	I hereby certify that the bank accounts of the Debtor and all affiliated Debtors are reconciled on a regular and timely basis.

Dated: October 29th, 2010	Respectfully submitted,

/s/ William G. Harvey
	By:	William G. Harvey
	Title:	Executive Vice President & Chief Financial Officer

In re: Abitibibowater Inc., et al.,	Chapter 11

Case No. 09-11296
Debtor

MOR-6

Debtor Consolidating Balance Sheet

As of September 30th, 2010

	AbitibiBowater Inc.	AbitibiBowater US Holding LLC	Donohue Corp.	Abitibi Consolidated Sales Corporation	Abitibi- Consolidated Alabama Corporation	Alabama River Newsprint Company	Abitibi- Consolidated Corporation	Augusta Woodlands, LLC	Tenex Data Inc.	Abitibi- Consolidated Finance LP	Bowater Newsprint South LLC	Bowater Newsprint South Operations LLC
	09-11296	09-11297	09-11298	09-11299	09-11300	09-11301	09-11302	09-11303	09-11304	09-11305	09-11306	09-11307
ASSETS
Cash and Cash Equivalents	—	—	701,342	371,704	—	118,803	1,695,225	273,430	—	51,023	—	24,925
Receivables Net	—	—	—	1,113,004	4,524,305	326,514	9,021,304	—	—	—	—	12,490,116
Inventories	—	—	—	29,794,155	—	859,670	1,399,710	—	—	—	—	10,391,292
Prepaid Expense and Other	—	—	—	(147,266)	—	65,144	886,110	—	—	—	—	412,246
Note Receivables from Affiliates	377,858,469	—	520,126,544	262,576,119	—	—	92,000,000	—	—	36,310,682	—	—
Income Tax Receivable	—	—	—	—	—	—	—	—	—	—	—	—
Deferred Income Taxes	—	—	—	—	—	—	—	—	—	—	—	—
Total Current Assets	377,858,469	—	520,827,886	293,707,716	4,524,305	1,370,131	105,002,349	273,430	—	36,361,705	—	23,318,579

Plant and Equipment	—	—	—	8,893,386	898,483	14,033,077	36,243,959	24,877	—	—	—	377,553,842
Less Accumulated Depreciation	—	—	—	(7,639,020)	(898,483)	(8,884,042)	(12,238,406)	—	—	—	—	(207,901,160)
Plant and Equipment - Net	—	—	—	1,254,366	—	5,149,035	24,005,553	24,877	—	—	—	169,652,682
Goodwill / Intangible Assets	—	—	—	(274,435)	—	—	22,508	—	—	—	—	—
Investment in Subsidiaries	3,155,424,983	688,900,001	1,257,832,309	476,314,633	36,002,166	—	31,483,052	—	—	—	—	—
Other Assets	11,903,520	979	—	13,792,739	—	—	23,369,623	—	—	—	—	—
Total Assets	3,545,186,972	688,900,980	1,778,660,195	784,795,019	40,526,471	6,519,166	183,883,085	298,307	—	36,361,705	—	192,971,261

LIABILITIES AND SHAREHOLDERS’ EQUITY
Trade Accounts Payable	—	—	—	3,023,159	(4,259,627)	17,898	3,938,841	(2)	—	—	—	595,216
Accrued Liabilites	20,824,071	—	(40,996,583)	99,921,505	(1,019)	14,585,271	1,475,579	—	—	—	2,588,447	4,986,799
Current Portion of Long Term Debt	—	—	—	—	—	—	—	—	—	—	—	—
Due to Affiliates	112,181,436	—	35,729,149	(65,237,271)	(12,421,585)	(491,716)	347,525,651	(4,371,680)	—	(14,269,635)	(42,977,600)	23,367,178
Income Tax Payable	(30,588,546)	(11,987,501)	9,284,916	(2,354,243)	(3,999,490)	—	(5,538,640)	(17,890)	—	—	—	—
Total Current Liabilities	102,416,961	(11,987,501)	4,017,482	35,353,150	(20,681,721)	14,111,453	347,401,431	(4,389,572)	—	(14,269,635)	(40,389,153)	28,949,193

Long Term Debt	—	—	—	—	—	—	—	—	—	—	—	—
Reclassification to Current Portion	—	—	—	—	—	—	—	—	—	—	—	—
Long Term Debt Net of Current Installments	—	—	—	—	—	—	—	—	—	—	—	—
Loans from Affiliates	—	—	—	—	—	—	—	—	—	—	—	—
Other Liabilities	(1)	—	—	(16,725,594)	(1)	1,820,550	113,942,427	—	—	—	4,861,826	609
Deferred Income Taxes	(1,670,339)	(11,797,935)	(135,769,440)	(44,023,169)	26,782,890	—	(202,989,475)	—	—	—	77,447,000	(5,396,946)
Liabilities Subject to Compromise
Debt	296,279,094	—	—	—	—	—	—	—	—	9,408,240	—	4,583,540
Debt Affiliate	725,156,300	787,337,635	—	473,431,934	262,575,505	—	—	—	—	—	—	—
Accounts Payable	—	—	—	6,801,382	—	1,650,426	4,805,800	—	—	—	—	2,546,081
Other	3,720,827	—	—	168,319,235	—	1,320,569	2,414,685	—	—	—	64,027,327	1
Total Liabilities	1,125,902,842	763,552,199	(131,751,958)	623,156,938	268,676,673	18,902,998	265,574,868	(4,389,572)	—	(4,861,395)	105,947,000	30,682,478
Shareholder Equity - Net	2,419,284,130	(74,651,219)	1,910,412,153	161,638,081	(228,150,202)	(12,383,832)	(81,691,783)	4,687,879	—	41,223,100	(105,947,000)	162,288,783

Total Liabilities and Shareholders’ Equity	3,545,186,972	688,900,980	1,778,660,195	784,795,019	40,526,471	6,519,166	183,883,085	298,307	—	36,361,705	—	192,971,261

NOTE: The information contained herein is provided to fulfill the requirements of the Office of the U. S Trustee. All information is unaudited and subject to further adjustment

In re: Abitibibowater Inc., et al.,	Chapter 11
Case No. 09-11296
Debtor

MOR-6 (continued)

Debtor Consolidating Balance Sheet

As of September 30th, 2010

	Bowater Finance II LLC	Bowater Alabama LLC	Coosa Pines Golf Club LLC	Bowater Incorporated	Catawba Property Holdings LLC	Bowater Finance Company Inc.	Bowater South American Holdings Inc.	Bowater America Inc.	Lake Superior Forest Products Inc.	Bowater Canada Finance Corporation	Bowater Canadian Holdings Incorporated	AbitibiBowater Canada Inc.
	09-11308	09-11309	09-11310	09-11311	09-11312	09-11314	09-11315	09-11316	09-11317	09-11319	09-11320	09-11321
ASSETS
Cash and Cash Equivalents	—	396,092	—	322,525,487	—	2,714	—	—	159,452	1,827	903,761	3,170
Receivables Net	—	19,705,955	—	73,776,950	—	—	—	136,163,306	—	—	—	—
Inventories	—	39,397,924	—	101,667,460	—	—	—	(217,894)	(107,924)	—	—	—
Prepaid Expense and Other	—	4,208,370	—	29,384,728	—	—	—	—	—	—	—	—
Note Receivables from Affiliates	—	—	—	1,030,241,058	—	30,060,355	—	—	—	—	46,580,449	—
Income Tax Receivable	—	—	—	—	—	—	—	—	—	—	—	—
Deferred Income Taxes	—	—	—	—	—	—	—	—	—	—	—	—
Total Current Assets	—	63,708,341	—	1,557,595,683	—	30,063,069	—	135,945,412	51,528	1,827	47,484,210	3,170
Plant and Equipment	—	466,774,912	1,792,022	2,560,517,157	—	—	—	3,403,000	—	—	—	—
Less Accumulated Depreciation	—	(226,801,609)	(1,537,978)	(1,937,535,521)	—	—	—	(3,403,000)	—	—	—	—
Plant and Equipment - Net	—	239,973,303	254,044	622,981,636	—	—	—	—	—	—	—	—
Goodwill / Intangible Assets	—	—	—	—	—	—	—	9,100,000	—	—	—	—
Investment in Subsidiaries	—	—	—	2,624,280,705	—	(3,010,119)	—	8,925,831	86,392,861	818,915,994	2,789,504,837	1,641,734,485
Other Assets	—	—	—	56,863,520	—	—	—	—	—	1,225,459	—	—
Total Assets	—	303,681,644	254,044	4,861,721,544	—	27,052,950	—	153,971,243	86,444,389	820,143,280	2,836,989,047	1,641,737,655
LIABILITIES AND SHAREHOLDERS’ EQUITY
Trade Accounts Payable	—	6,792,829	—	20,017,204	—	—	—	2,321,325	—	—	—	—
Accrued Liabilites	—	15,447,849	17,400	66,808,504	—	—	—	7,796,953	(11,980,000)	—	(452,667)	5,921
Current Portion of Long Term Debt	—	—	—	30,094,737	—	—	—	—	—	—	—	—
Due to Affiliates	—	(70,380,647)	(290,040)	(834,354,551)	—	(11,188)	—	744,356,094	76,807,893	487,173	1,241,478	6,009,910
Income Tax Payable	—	—	—	41,228,733	—	—	—	—	—	—	(1)	1
Total Current Liabilities	—	(48,139,969)	(272,640)	(676,205,373)	—	(11,188)	—	754,474,372	64,827,893	487,173	788,810	6,015,832
Long Term Debt	—	—	—	—	—	—	—	—	—	—	—	—
Reclassification to Current Portion	—	—	—	—	—	—	—	—	—	—	—	—
Long Term Debt Net of Current Installments	—	—	—	—	—	—	—	—	—	—	—	—
Loans from Affiliates	—	—	—	—	—	—	—	—	—	—	—	—
Other Liabilities	—	695,372	—	50,409,776	—	(1)	—	—	—	(2)	1	(2)
Deferred Income Taxes	—	56,995,190	(55,865)	6,108,852	—	—	—	3,201,727	10,063,421	27,718,448	—	21,434,594
Liabilities Subject to Compromise
Debt	—	—	—	1,614,504,092	—	—	—	—	—	619,419,163	—	—
Debt Affiliate	—	—	—	501,533,774	—	—	—	—	—	—	111,013,462	329,334,715
Accounts Payable	—	11,992,511	—	34,576,394	—	—	—	—	—	—	—	—
Other	—	(5)	6	231,083,171	—	—	—	—	—	—	—	—
Total Liabilities	—	21,543,099	(328,499)	1,762,010,686	—	(11,189)	—	757,676,099	74,891,314	647,624,782	111,802,273	356,785,139
Shareholder Equity - Net	—	282,138,545	582,543	3,099,710,858	—	27,064,139	—	(603,704,856)	11,553,075	172,518,498	2,725,186,774	1,284,952,516

Total Liabilities and Shareholders’ Equity	—	303,681,644	254,044	4,861,721,544	—	27,052,950	—	153,971,243	86,444,389	820,143,280	2,836,989,047	1,641,737,655

NOTE: The information contained herein is provided to fulfill the requirements of the Office of the U. S Trustee. All information is unaudited and subject to further adjustment

In re: Abitibibowater Inc., et al.,	Chapter 11
Case No. 09-11296
Debtor

MOR-6 (continued)

Debtor Consolidating Balance Sheet

As of September 30th, 2010

	Bowater Canadian Forest Products Inc.	Bowater Maritimes Inc.	Bowater LaHave Corporation	Bowater Canadian Limited	Bowater Nuway Inc.	Bowater Nuway Mid-states Inc.	Bowater Ventures Inc.	AbitibiBowater US Holding 1 Corp.	ABH LLC 1	ABH Holding Company LLC	Grand Total
	09-11322	09-11324	09-11325	09-11326	09-11328	09-11328	09-11330	09-11331	09-14485	09-14487
ASSETS
Cash and Cash Equivalents	16,845,189	(35,775)	38,558	751,331	2,355	—	1,127	—	—	—	344,831,740
Receivables Net	76,855,889	23,193	—	—	—	—	—	—	—	—	334,000,536
Inventories	69,824,050	—	—	—	—	135,962	—	—	—	—	253,144,405
Prepaid Expense and Other	3,728,547	2,912,817	—	—	—	87,135	—	—	—	—	41,537,831
Note Receivables from Affiliates	486,121,166	—	—	—	482,838,923	—	—	—	250,919,443	—	3,364,713,765
Income Tax Receivable	—	—	—	—	—	—	—	—	—	—	—
Deferred Income Taxes	—	—	—	—	—	—	—	—	—	—	—
Total Current Assets	653,374,841	2,900,235	38,558	751,331	482,841,278	223,097	1,127	—	250,919,443	—	4,338,228,277
Plant and Equipment	1,748,343,024	—	—	—	—	21,388,716	—	—	—	—	5,239,866,455
Less Accumulated Depreciation	(1,433,531,639)	—	—	—	—	(18,563,445)	—	—	—	—	(3,858,934,303)
Plant and Equipment - Net	314,811,385	—	—	—	—	2,825,271	—	—	—	—	1,380,932,152
Goodwill / Intangible Assets	46,899,000	—	—	—	—	—	—	—	—	—	55,747,073
Investment in Subsidiaries	966,794,431	—	79,809,309	7,562,119	5,100,000	—	820,283	—	—	250,919,443	14,672,787,880
Other Assets	98,758,591	—	—	—	—	—	—	—	—	—	205,914,431
Total Assets	2,080,638,248	2,900,235	79,847,867	8,313,450	487,941,278	3,048,368	821,410	—	250,919,443	250,919,443	20,653,609,813
LIABILITIES AND SHAREHOLDERS’ EQUITY
Trade Accounts Payable	6,068,835	7,810	—	—	1	31,594	—	—	—	—	38,555,083
Accrued Liabilities	102,998,005	536,294	—	—	15,809	136,961	—	—	—	—	284,715,099
Current Portion of Long Term Debt	9,905,263	—	—	—	—	—	—	—	—	—	40,000,000
Due to Affiliates	(139,079,029)	42,956,358	78	14,571	(2,066,438)	73,844,203	128,110	—	—	—	278,697,902
Income Tax Payable	541,264	—	—	117,310	—	—	—	—	—	—	(3,314,087)
Total Current Liabilities	(19,565,662)	43,500,462	78	131,881	(2,050,628)	74,012,758	128,110	—	—	—	638,653,997
Long Term Debt	—	—	—	—	—	—	—	—	—	—	—
Reclassification to Current Portion	—	—	—	—	—	—	—	—	—	—	—
Long Term Debt Net of Current Installments	—	—	—	—	—	—	—	—	—	—	—
Loans from Affiliates	—	—	—	—	—	—	—	—	—	—	—
Other Liabilities	15,675,874	38,460,229	—	(1)	(2)	94,601	—	—	—	—	209,235,661
Deferred Income Taxes	35,016	135,677	—	(114,877)	(794,126)	8,388,413	—	—	—	—	(164,300,944)
Liabilities Subject to Compromise											—
Debt	383,764,061	—	—	—	—	—	—	—	—	—	2,927,958,190
Debt Affiliate	341,568,679	156,781,884	—	—	—	—	—	—	—	—	3,688,733,888
Accounts Payable	24,485,152	1,318,562	—	—	50,347	84,690	—	—	—	—	88,311,345
Other	237,699,213	—	(1)	—	(3)	(1)	—	—	—	—	708,585,024
Total Liabilities	983,662,333	240,196,814	77	17,003	(2,794,412)	82,580,461	128,110	—	—	—	8,097,177,161
Shareholder Equity - Net	1,096,975,915	(237,296,579)	79,847,790	8,296,447	490,735,690	(79,532,093)	693,300	—	250,919,443	250,919,443	12,556,432,652
Total Liabilities and Shareholders’ Equity	2,080,638,248	2,900,235	79,847,867	8,313,450	487,941,278	3,048,368	821,410	—	250,919,443	250,919,443	20,653,609,813

NOTE: The information contained herein is provided to fulfill the requirements of the Office of the U. S Trustee. All information is unaudited and subject to further adjustments

In re: Abitibibowater Inc., et al.,	Chapter 11
Case No. 09-11296
Debtor

MOR-7

Debtor Consolidating Statement of Operations

For the Period September 1st, 2010 to September 30th, 2010

	AbitibiBowater Inc.	AbitibiBowater US Holding LLC	Donohue Corp.	Abitibi Consolidated Sales Corporation	Abitibi- Consolidated Alabama Corporation	Alabama River Newsprint Company	Abitibi- Consolidated Corporation	Augusta Woodlands, LLC	Tenex Data Inc.	Abitibi- Consolidated Finance LP	Bowater Newsprint South LLC	Bowater Newsprint South Operations LLC
	09-11296	09-11297	09-11298	09-11299	09-11300	09-11301	09-11302	09-11303	09-11304	09-11305	09-11306	09-11307
Statement of Operations
Sales - Net	—	—	—	113,383,927	—	—	1,719	—	—	—	—	12,159,362
Cost of Sales	—	—	—	113,262,715	—	(72,468)	1,132,231	—	—	—	—	11,920,747
Gross Profit (Loss)	—	—	—	121,212	—	72,468	(1,130,512)	—	—	—	—	238,615
Operating Expenses
Selling, General and Administrative	5,752,132	—	2,500	(508,215)	1,250	—	—	—	—	—	1,700,000	40,664
Research and Development	—	—	—	—	—	—	—	—	—	—	—	—
Restructuring and other Costs	15,052,618	—	—	686,666	—	—	136,495	—	—	1,412,800	—	—
Total Operating Expenses	20,804,750	—	2,500	178,451	1,250	—	136,495	—	—	1,412,800	1,700,000	40,664
Operating Income (Loss)	(20,804,750)	—	(2,500)	(57,239)	(1,250)	72,468	(1,267,007)	—	—	(1,412,800)	(1,700,000)	197,951
Interest Income (Expense)	—	—	1,011,312	(1,021,143)	—	—	(2,104)	—	—	887,699	—	(230)
Other Income (Expense) Net	(1,021,438)	33	—	(931,413)	—	3,128	(64)	—	—	3,877	—	(6,389)
Equity in Earnings of Subs	—	—	—	—	—	—	—	—	—	—	—	—
Income Before Taxes	(21,826,188)	33	1,008,812	(2,009,795)	(1,250)	75,596	(1,269,175)	—	—	(521,224)	(1,700,000)	191,332

Income Tax Expense	—	—	—	125	—	—	—	—	—	—	—	—

Net Income before Discontinued Operations	(21,826,188)	33	1,008,812	(2,009,670)	(1,250)	75,596	(1,269,175)	—	—	(521,224)	(1,700,000)	191,332
Discontinued Operations	—	—	—	—	—	—	—	—	—	—	—	—
Net Income (Loss)	(21,826,188)	33	1,008,812	(2,009,670)	(1,250)	75,596	(1,269,175)	—	—	(521,224)	(1,700,000)	191,332

NOTE 1: The information contained herein is provided to fulfill the requirements of the Office of the U. S Trustee. All information is unaudited and subject to further adjustments.

In re: Abitibibowater Inc., et al.,	Chapter 11
Case No. 09-11296
Debtor

MOR-7 (continued)

Debtor Consolidating Statement of Operations

For the Period September 1st, 2010 to September 30th, 2010

	Bowater Finance II LLC	Bowater Alabama LLC	Coosa Pines Golf Club LLC	Bowater Incorporated	Catawba Property Holdings LLC	Bowater Finance Company Inc.	Bowater South American Holdings Inc.	Bowater America Inc.	Lake Superior Forest Products Inc.	Bowater Canada Finance Corporation	Bowater Canadian Holdings Incorporated	AbitibiBowater Canada Inc.
	09-11308	09-11309	09-11310	09-11311	09-11312	09-11314	09-11315	09-11316	09-11317	09-11319	09-11320	09-11321
Statement of Operations
Sales - Net	—	19,775,414	—	81,651,731	—	—	—	121,869,478	—	—	—	—
Cost of Sales	—	19,063,539	(3,113)	69,764,938	—	—	—	122,449,744	—	—	—	—
Gross Profit (Loss)	—	711,875	3,113	11,886,793	—	—	—	(580,266)	—	—	—	—
Operating Expenses
Selling, General and Administrative	—	146,235	—	9,161,100	—	—	—	572,376	—	—	—	—
Research and Development	—	—	—	—	—	—	—	—	—	—	—	—
Restructuring and other Costs	—	—	—	2,070,813	—	—	—	—	—	109,744,513	—	—
Total Operating Expenses	—	146,235	—	11,231,913	—	—	—	572,376	—	109,744,513	—	—
Operating Income (Loss)	—	565,640	3,113	654,880	—	—	—	(1,152,642)	—	(109,744,513)	—	—
Interest Income (Expense)	—	14,399	—	(2,701,551)	—	—	—	(2,833)	(16)	68,914,093	(569,269)	(31)
Other Income (Expense) Net	—	(706,482)	—	(1,214,444)	—	—	—	(59,037)	57,922	(865,956)	(319,989)	(886,624)
Equity in Earnings of Subs	—	—	—	—	—	—	—	—	159,600	—	—	—
Income Before Taxes	—	(126,443)	3,113	(3,261,115)	—	—	—	(1,214,512)	217,506	(41,696,376)	(889,258)	(886,655)

Income Tax Expense	—	—	—	—	—	—	—	31,667	—	(3,243,911)	—	(1,558,510)

Net Income before Discontinued Operations	—	(126,443)	3,113	(3,261,115)	—	—	—	(1,182,845)	217,506	(44,940,287)	(889,258)	(2,445,165)
Discontinued Operations	—	—	—	—	—	—	—	—	—	—	—	—
Net Income (Loss)	—	(126,443)	3,113	(3,261,115)	—	—	—	(1,182,845)	217,506	(44,940,287)	(889,258)	(2,445,165)

NOTE 1: The information contained herein is provided to fulfill the requirements of the Office of the U. S Trustee. All information is unaudited and subject to further adjustments.

In re: Abitibibowater Inc., et al.,	Chapter 11
Case No. 09-11296
Debtor

MOR-7 (continued)

Debtor Consolidating Statement of Operations

For the Period September 1st to September 30th, 2010

	Bowater Canadian Forest Products Inc.	Bowater Maritimes Inc.	Bowater LaHave Corporation	Bowater Canadian Limited	Bowater Nuway Inc.	Bowater Nuway Mid- states Inc.	Bowater Ventures Inc.	AbitibiBowater US Holding 1 Corp.	ABH LLC 1	ABH Holding Company LLC	Grand Total
	09-11322	09-11324	09-11325	09-11326	09-11328	09-11328	09-11330	09-11331	09-14485	09-14487
Statement of Operations
Sales - Net	48,618,567	(5,648)	—	—	—	(278)	—	—	—	—	397,454,272
Cost of Sales	43,352,718	8,565	—	—	217	103,136	—	—	—	—	380,982,969
Gross Profit (Loss)	5,265,849	(14,213)	—	—	(217)	(103,414)	—	—	—	—	16,471,303
Operating Expenses
Selling, General and Administrative	(7,423,037)	—	—	—	—	—	—	—	—	—	9,445,005
Research and Development	—	—	—	—	—	—	—	—	—	—	—
Restructuring and other Costs	(9,990,784)	—	—	—	—	—	—	—	—	—	119,113,121
Total Operating Expenses	(17,413,821)	—	—	—	—	—	—	—	—	—	128,558,126
Operating Income (Loss)	22,679,670	(14,213)	—	—	(217)	(103,414)	—	—	—	—	(112,086,823)

Interest Income (Expense)	31,996,637	(504,136)	(453)	(5)	—	—	(32)	—	—	—	98,022,337
Other Income (Expense) Net	1,476,417	(5,853,855)	—	—	(280)	10,836	—	—	—	—	(10,313,758)
Equity in Earnings of Subs	10,144	—	—	—	—	—	—	—	—	—	169,744
Income Before Taxes	56,162,868	(6,372,204)	(453)	(5)	(497)	(92,578)	(32)	—	—	—	(24,208,500)

Income Tax Expense	—	—	(78)	—	—	—	—	—	—	—	(4,770,707)
Net Income before Discontinued Operations	56,162,868	(6,372,204)	(531)	(5)	(497)	(92,578)	(32)	—	—	—	(28,979,207)
Discontinued Operations	—	—	—	—	—	—	—	—	—	—	—
Net Income (Loss)	56,162,868	(6,372,204)	(531)	(5)	(497)	(92,578)	(32)	—	—	—	(28,979,207)

NOTE 1: The information contained herein is provided to fulfill the requirements of the Office of the U. S Trustee. All information is unaudited and subject to further adjustments.

In re: Abitibibowater Inc., et al.,	Chapter 11
Case No. 09-11296
Debtor

MOR-8

Declaration Regarding the Status of Post-Petition Taxes of the Debtors

As of September 30th, 2010

Joel P. Ihrig hereby declares under penalty of perjury:

1.	I am the Vice President of Taxation for Abitibibowater Inc, et al., the above-captioned debtors and debtors in possession (collectively, the “Debtors”). I am familiar with the Debtors’ day-to-day operations, business, affairs and books and records.

2.	I am authorized to submit this Declaration of behalf of the Debtors.

3.	To the best of my knowledge, I certify that the Debtor and all affiliated Debtors have paid all taxes from September 1st, 2010, through September 30th, 2010, the end of this reporting period.

Dated: October 29th, 2010	Respectfully submitted,

/s/ Joel P. Ihrig
	By:	Joel P. Ihrig
	Title:	Vice President Taxation

In re: Abitibibowater Inc., et al.,	Chapter 11

Case No. 09-11296
Debtor

MOR-9

Combined Listing of Post-Petition Aged Accounts Payable

As of September 30th, 2010

(Dollars in Thousands)

	Number of Days Outstanding

	Notes	0-30	31-60	61-90	Over 90	Totals
Accounts Payable	(1)	$30,227	$5,629	$501	$2,198	$38,555

Total Post-Petition Payables		$30,227	$5,629	$501	$2,198	$38,555

Notes:

(1)	The post-petition accounts payable reported represents open and outstanding trade vendor invoices, based on invoice date, that have been entered into the Debtors’ accounts payable system. These amounts do not include any payables based on accruals for which invoices have not been received nor services performed.

In re: Abitibibowater Inc., et al.,	Chapter 11

Case No. 09-11296
Debtor

MOR-10

Combined Listing of Aged Accounts Receivable

As of September 30th, 2010

(Dollars in Thousands)

		Number of Days Outstanding

	Notes	Current	1-30	31-60	61-90	Over 90	Totals
Accounts Receivable	(1)	$248,886	$20,741	$2,963	$2,963	$20,741	296,293
Other Receivables	(2)	$39,474	$—	$—	$—	$13,553	$53,027

Totals	(3)	$288,360	$20,741	$2,963	$2,963	$34,294	$349,320

		82.5%	5.9%	0.8%	0.8%	9.8%	100.0%

Notes:

(1)	All amounts have been converted to U.S. Dollars.
(2)	Other receivables primarily include:

- A/R Excise/Commodity Taxes - $15.1 million

- A/R Roads/Land Refurb Credit - $13.5 million

- Other A/R miscellaneous items - $24.4 million

In re: Abitibibowater Inc., et al.,	Chapter 11

Case No. 09-11296
Debtor

MOR - 11

Summary of Debtors Post-Petition Intercompany Receivables and Payables

(Dollars in Thousands)

		August 31, 2010			September 30, 2010			Change
Case #	Debtor Entity	Intercompany Balances	Intercompany Notes	Total	Intercompany Balances	Intercompany Notes	Total	Intercompany Balances	Intercompany Notes	Total

09-11296	AbitibiBowater Incorporated	(102,712)	(347,298)	(450,010)	(112,181)	(347,298)	(459,479)	(9,470)	—	(9,470)
09-11297	AbitibiBowater US Holding LLC	—	(787,338)	(787,338)	—	(787,338)	(787,338)	—	—	—
09-11298	Donohue Corp.	(38,569)	540,192	501,623	(38,575)	541,203	502,628	(6)	1,011	1,005
09-11299	Abitibi Consolidated Sales Corporation	57,266	(195,808)	(138,542)	65,237	(196,820)	(131,582)	7,971	(1,011)	6,960
09-11300	Abitibi-Consolidated Alabama Corporation	12,583	(262,595)	(250,012)	12,913	(262,595)	(249,681)	330	—	330
09-11301	Alabama River Newsprint Company	—	—	—	—	—	—	—	—	—
09-11302	Abitibi-Consolidated Corporation	(305,973)	54,541	(251,432)	(307,526)	54,541	(252,984)	(1,552)	—	(1,552)
09-11303	Augusta Woodlands, LLC	4,372	37,459	41,830	4,372	37,459	41,830	—	—	—
09-11304	Tenex Data Inc.	—	—	—	—	—	—	—	—	—
09-11305	Abitibi- Consolidated Finance LP	14,266	36,309	50,575	14,270	36,310	50,579	3	0	4
09-11306	Bowater Newsprint South LLC	42,591	—	42,591	42,978	—	42,978	386	—	386
09-11307	Bowater Newsprint South Operations LLC	(23,201)	—	(23,201)	(23,367)	—	(23,367)	(166)	—	(166)
09-11308	Bowater Finance II LLC	—	—	—	—	—	—	—	—	—
09-11309	Bowater Alabama LLC	70,106	—	70,106	70,091	—	70,091	(16)	—	(16)
09-11310	Coosa Pines Golf Club LLC	285	—	285	290	—	290	5	—	5
09-11311	Bowater Incorporated	835,213	521,820	1,357,033	834,355	516,932	1,351,287	(858)	(4,888)	(5,746)
09-11312	Catawba Property Holdings LLC	—	—	—	—	—	—	—	—	—
09-11314	Bowater Finance Company Inc.	11	30,060	30,072	11	30,060	30,072	—	—	—
09-11315	Bowater South American Holdings Inc.	—	—	—	—	—	—	—	—	—
09-11316	Bowater America Inc.	(734,652)	—	(734,652)	(744,356)	—	(744,356)	(9,704)	—	(9,704)
09-11317	Lake Superior Forest Products Inc.	(76,811)	—	(76,811)	(76,808)	—	(76,808)	3	—	3
09-11319	Bowater Canada Finance Corporation	(471)	—	(471)	(487)	—	(487)	(16)	—	(16)
09-11320	Bowater Canadian Holdings Incorporated	(921)	(63,825)	(64,746)	(1,241)	(64,395)	(65,636)	(320)	(569)	(890)
09-11321	AbitibiBowater Canada Inc.	(5,809)	(329,335)	(335,144)	(6,010)	(329,335)	(335,345)	(201)	—	(201)
09-11322	Bowater Canadian Forest Products Inc.	116,578	134,611	251,189	139,070	145,246	284,317	22,492	10,635	33,128
09-11324	Bowater Maritimes Inc.	(42,336)	(151,051)	(193,387)	(42,956)	(156,762)	(199,718)	(620)	(5,711)	(6,331)
09-11325	Bowater LaHave Corporation	—	—	—	(0)	—	(0)	(0)	—	(0)
09-11326	Bowater Canadian Limited	(14)	—	(14)	(15)	—	(15)	(0)	—	(0)
09-11328	Bowater Nuway Inc.	2,067	482,839	484,906	2,066	482,839	484,905	(0)	—	(0)
09-11329	Bowater Nuway Mid-states Inc.	(73,726)	—	(73,726)	(73,844)	—	(73,844)	(118)	—	(118)
09-11330	Bowater Ventures Inc.	(128)	—	(128)	(128)	—	(128)	—	—	—
09-11331	AbitibiBowater US Holding 1 Corp.	—	—	—	—	—	—	—	—	—
09-14485	ABH LLC 1	—	250,919	250,919	—	250,919	250,919	—	0	0
09-14486	ABH LLC 2	—	—	—	—	—	—	—	—	—
09-14487	ABH Holding Company LLC	—	—	—	—	—	—	—	—	—

	CCAA Filing Companies	314,724	120,002	434,726	309,580	120,727	430,307	(5,144)	725	(4,420)

	Non-Filing Companies	(64,739)	(71,503)	(136,242)	(67,737)	(71,696)	(139,433)	(2,998)	(192)	(3,191)

	Total	$—	$(0)	$(0)	$(0)	$(0)	$—	$(0)	$0	$0

In re Abitibibowater Inc., et al.,	Chapter 11

Case No. 09-11296
Debtor

MOR-12

Debtors’ Questionnaire

For the Period September 1st, 2010 to September 30th, 2010

		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this period? If yes, provide an explanation below.	☐	☒

2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.	☐	☒

3.	Have all post-petition tax returns been timely filed? If no, provide an explanation below.	☒	☐

4.	Are workers compensation, general liability and other necessary Insurance coverage in effect? If no, provide an explanation below.	☒	☐

5.	Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.	☐	☒

In re: Abitibibowater Inc., et al.,	Chapter 11

Case No. 09-11296
Debtor

MOR-12a

Supplement to Debtors’ Questionnaire

For Period September 1st, 2010 to September 30th, 2010

Listing of bank accounts opened during the reporting period.

Debtor	Bank Name	Date Opened
(none)